                                                                EXHIBIT 16

                              THE ARCH FUND, INC.

                               POWER OF ATTORNEY

        Robert M. Cox, Jr., whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission;
and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorneys being hereby ratified and approved.

                                             /s/ Robert M. Cox, Jr.
                                             -----------------------
                                             Robert M. Cox, Jr.


Date: July 26, 1997
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                                 THE ARCH FUND, INC.

                                  POWER OF ATTORNEY

        Joseph J. Hunt, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorneys being hereby ratified and approved.



                                                /s/ Joseph J. Hunt
                                                -----------------------
                                                Joseph J. Hunt

Date: July 24, 1997

                                 THE ARCH FUND, INC.

                                  POWER OF ATTORNEY


        James C. Jacobsen, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorneys being hereby ratified and approved.


                                        /s/ James C. Jacobsen
                                        ------------------------
                                        James C. Jacobsen


Date: July 24, 1997

                              THE ARCH FUND, INC.

                               POWER OF ATTORNEY

        Lyle L. Meyer, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                /s/ Lyle L. Meyer
                                                ---------------------------
                                                Lyle L. Meyer



Date: July 24, 1997

                              THE ARCH FUND, INC.

                               POWER OF ATTORNEY

        Ronald D. Winney, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                /s/ Ronald D. Winney
                                                ---------------------------
                                                Ronald D. Winney



Date: July 28, 1997

                              THE ARCH FUND, INC.

                               POWER OF ATTORNEY

        Jerry V. Woodham, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of The Arch Fund, Inc. (the "Fund"), the Registration Statement of the Fund on Form N-14 pertaining to the Agreement and Plan of Reorganization between the Fund and Arrow Funds, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.




                                                /s/ Jerry V. Woodham
                                                ---------------------------
                                                Jerry V. Woodham



Date: July 23, 1997